2010

STRONG FOUNDATION

SOLID RESULTS

EMC Insurance Group Inc.

2010

Life and Property-Casualty Insurance Fieldtrip

Sponsored by:

SANDLER O'NEILL + PARTNERS, L.P.

EMC Insurance Group Inc.

September 27,

Legal Disclaimer
 The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following:
 • catastrophic events and the occurrence of significant severe weather conditions;
 • the adequacy of loss and settlement expense reserves;
 • state and federal legislation and regulations;
 • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy;
 • rating agency actions;
 • “other-than-temporary” investment impairment losses; and
 • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K.
  Management intends to identify forward-looking statements when using the words “believe”, “expect”,
 “anticipate”, “estimate”, “project” or similar expressions. Undue reliance should not be placed on these forward-looking statements.

Bruce G. Kelley

President &
Chief Executive Officer

Company Overview

• Regional Property and Casualty Insurer; Headquartered in Des Moines, IA

 – Midwestern focus
• Long History

 – 1911 parent company formed (Employers Mutual Casualty Company (EMCC))
 – 1982 IPO (net proceeds: $2,516,665)
 – 1985 follow-on offering (net proceeds: $21,416,014)
 – 2004 follow-on offering (net proceeds: $34,890,000)
• Property and Casualty Insurance Segment

 – 30% participation in EMCC pool
 – Benefit from capacity of the entire pool
 – Diversified writings (86% commercial / 14% personal)
 – Represents approximately 80% of total written premium in 2009
• Reinsurance Segment

 – 100% Quota Share Agreement with EMCC
 – Losses capped at $3.0 million per event (effective January 1, 2010), at a cost of 10.5% of written premiums
 – German contracts written outside the Quota Share Agreement with EMCC (approx. $5 million in written premium)
 – EMCC has been assuming reinsurance business since 1951
 – Represents approximately 20% of total written premium in 2009
COMPANY OVERVIEW

Property and Casualty
Insurance Segment

EMC Insurance Group Inc.

Corporate Structure

COMPANY OVERVIEW
*As of June 30, 2010
EMC Insurance
Group Inc.
Employers Mutual
Casualty Company
Public Shareholders
60%*
40%*
Property and Casualty
Insurance Segment
Reinsurance Segment
(100% of Employers Mutual’s
Assumed Reinsurance Business -
Some direct writings beginning
In 2009)

Pooling Mechanism
- Cede 100% of direct
 business to inter-company
 pool
- Receive 30% of the
 pooled underwriting
 results

In May 2005, EMCC’s Board
Authorized a $15 million stock
purchase program, which is
70% complete.
Currently, $25 million stock
repurchase program authorized.
As of 9-21-10, $23.0 million
has been used to repurchase
974,633 shares.

Bruce G. Kelley, JD, CPCU President, CEO and Director
William A. Murray, CIC, AU EVP and COO
Lisa A. Stange, CFA VP Investments and Treasurer
Scott R. Jean, FCAS, MAAA VP-Chief Actuary
Mark E. Reese, CPA SVP and CFO
Ronald W. Jean, FCAS, MAAA EVP for Corporate Development
Richard K. Schulz, SVP Claims
Kevin J. Hovick, CPCU SVP Business Development
Kelvin B. Sederburg, ACAS, MAAA VP-Appointed Actuary
Richard L. Gass SVP Productivity and Technology

EMC® Insurance Group Inc.

Average Years w/ EMC: 23 years
Average Years in Industry: 29 years
Experienced Management Team

COMPANY OVERVIEW

Benefits of the Pooling Agreement

• Spread risk over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms
• Benefit from capacity of the entire pool: $1.1 billion in direct premiums written in 2009 and $1.0 billion of statutory surplus as of 6/30/10
• The achievement of an “A-” (Excellent) rating from A.M. Best with positive outlook
• Network of 2,300 insurance agencies in 41 state distribution network
• Merger and acquisition flexibility
• Economies of scale in operations and purchase of reinsurance
COMPANY OVERVIEW

16.6%

Branch Offices ●

Birmingham	Cincinnati	Kansas City	Omaha
Bismarck	Denver	Lansing	Phoenix
Charlotte	Des Moines	Milwaukee	Providence
Chicago	Jackson	Minneapolis	Wichita

Service Offices ◎

Dallas	
Davenport	Little Rock
Irvine	Valley Forge

COMPANY OVERVIEW

EMC® Insurance Group Inc.

Note: Percentages are
Direct Written Premium
in 2009
5.5%
4.4%
6.3%
3.4%
5.7%
15.9%
6.2%
4.7%
3.4%
8.2%
3.1%
3.5%
3.3%
6.3%
3.5%
Midwestern Focus

Local Market Presence
• 16 branch offices and 5 service offices
• Decentralized: each branch office performs its own marketing, underwriting, risk management and claims functions
• Higher expenses, but this local presence allows us to enhance relationships with agents and customers
• Structure allows us to develop products, develop marketing, and develop pricing targeted to individual territories
COMPANY OVERVIEW

EMC Re
20%
Property and
Casualty
80%

Homeowners
6.3%
Personal Auto
7.6%
Commercial
Auto
21.3%
Other
2.9%
Workers' Comp
21.3%
Commercial
Liability
20.4%
Commercial
Property
20.2%

$308.1 million

EMC Insurance Group Inc.

Diversified Book of Business
COMPANY OVERVIEW
2009 Net Premiums
Earned - Total
2009 Net Premiums
Earned - P&C only
$384.0 million
Note: P&C breakdown represents business produced by pool participants.

EMC Choice
8.8%
Target Markets
14.3%
Safety Group
17.4%
Other
59.5%

EMC Insurance Group Inc.

Commercial Lines Business
COMPANY OVERVIEW
COUNTRY-WIDE COMMERCIAL LINES WRITTEN PREMIUM
(Program business constitutes 40.5% of commercial lines written premium)
Program	Written Premium Increase	Ratio of Incurred Losses to Earned Premiums	Program Details
EMC Choice	8.5%	61.0%
(13 select business coverages, including auto services,
boat dealers, artisan contractors, equipment dealers,
financial institutions, metal manufacturers, motels,
hospitals, dry cleaners, wholesalers, printers, auto repair, and religious institutions - local agents take the lead)

Target Markets	5.9%	67.4%	(schools, municipalities, auto/rv dealers, telecommunications, local towing, milk haulers, petroleum dealers, water/sanitation distribution, manufactured housing - branch specific)
Safety Groups	1.8%	47.5%	(target markets offering dividends)
Note: As of June 30, 2010

Casualty
10%
Property XS
30%
Crop
10%
Marine
8%
International
1%
Property Pro
Rata
41%

Casualty and
Other
16.4%
Crop
2.9%
Marine
0.3%
International
12.5%
Property XS
40.9%
Property Pro
Rata
27.0%

EMC® Insurance Group Inc.

12/31/1995
12/31/2009
Split of Business
International business is 5.5% Property XS; 7.0% Property Pro Rata
EMC Reinsurance
COMPANY OVERVIEW

5.7 % CAGR
$500.0
$400.0
$300.0
$200.0
$100.0
$-
$211.1
$231.5
$265.3
$297.0
$330.6
$345.5
$415.6[1]
$391.6[2]
$393.1
$389.3
$384.0
$386.8
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

EMC Insurance Group Inc.

Premiums Earned
COMPANY OVERVIEW
Annual Growth 8.7% 9.6% 14.6% 11.9% 11.3% 4.5% 20.3% -5.8% 0.4% -1.0% -1.4% 0.7%
1Reflects increase in participation percentage in the inter-
company pool
2Reflects reduction in MRB premiums and revised terms of
quota share agreement for the reinsurance segment
Projected
$ in millions

Jason R. Bogart

Vice President -
Branch Operations

EMC Agency Relations

AGENCY RELATIONS
Our mission is to create stockholder value through
 customer satisfaction and employee commitment to
 excellence, and is designed to directly coincide
 with our parent organization’s mission - to grow
 profitably through partnership with independent
 insurance agents and to enhance the ability of our
 partners to deliver quality financial protection to
 the people and businesses we mutually serve.

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- Be an EMC Agent
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- The Right Products
- Time-Saving Technology
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- Claims Philosophy
- Experienced Staff
- FAQs

Local offices mean we're always close by and ready to help

Be an EMC Agent

EMC distributes products solely through the independent agency system, so our success is directly tied to the success of our agents. We believe our partnership with independent agents brings a superior level of personalized service to the insurance process. And to show our support of independent agents, EMC is part of the Trusted Choice® brand initiative.

You can *Count on EMC*® for responsive local service and stability within our territories and lines of business. We can give you plenty of other reasons to be an EMC agent, too—from a well-defined compensation package to the right products and online technology to make your job easier.

Find an EMC Agent

EMC Insurance Companies is represented through local independent insurance agents in your community.

FIND AN AGENT

EMC® Insurance Group Inc.

Benefits of Doing Business with EMC

AGENCY RELATIONS
EMC is represented
through local
independent insurance
agents and is committed
to the independent
agency system. We
believe independent
agents bring a superior
level of personalized
service to our insurance
customers.

Bismarck
Minneapolis
Milwaukee
Lansing
Providence
Chicago
Des Moines
Davenport
Valley Forge
Omaha
Cincinnati
Denver
Kansas City
Wichita
Charlotte
Irvine
Phoenix
Little Rock
Birmingham
Dallas
Jackson
Branch Office
Service Office

EMC Insurance Group Inc.

Local Service
AGENCY RELATIONS
Our strategically located
branch offices provide local
service in the areas of
underwriting, claims,
marketing and loss control,
and our local market presence
allows us to meet the needs of
each unique territory.

Seattle
WASHINGTON
Portland
OREGON
IDAHO
MONTANA
Winnipeg
ONTARIO
Minneapolis
WISCONSIN
Lansing
Toronto
Montréal
Ottawa
MAINE
VT.
Boston
NEW YORK
New York
Philadelphia
Washington, D.C.
W. VA.
WYOMING
NEBRASKA
Omaha
Denver
UTAH
COLORADO
NEVADA
San Francisco
San Jose
CALIFORNIA
Las Vegas
Pacific Ocean
Phoenix
Los Angeles
San Diego
Mexicali
BAJA CALIFORNIA
Tucson
NEW MEXICO
Ciudad Juárez
SONORA
Hermosillo
CHIHUAHUA
Chihuahua
MEXICO
SINALOA
Torreón
COAHUILA
NUEVO LEON
Gulf of California
TEXAS
Wichita
Fort Worth
Dallas
Austin
Houston
San Antonio
Gulf of Mexico
OKLAHOMA
Kansas City
MISSOURI
INDIANA
Chicago
Columbus
KENTUCKY
Nashville
Memphis
ALABAMA
Birmingham
GEORGIA
Jacksonville
FLORIDA
Atlantic Ocean
Nassau
THE BAHAMAS

EMC Insurance Group Inc.

Local Service
EMC Territories & Independent Agents
AGENCY RELATIONS

EMC Agency Relations

• 17.2% of EMC’s 2,300 member agency force consists of Premier and Leading Partner agencies
 ― These Premier and Leading Partner agencies produced over 38% of the pool’s new business volume in 2009
• EMC continues to seek out and appoint top-quality agents
 ― More than 150 new agencies joined EMC Insurance Companies in 2009 and
 118 new agencies have been added in 2010.
 • Some of which are located in the northwestern region where expansion initiatives are being accomplished through our branch office structure.
AGENCY RELATIONS

EMC Insurance Companies. COUNT ON EMC

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Home > Agents > Time-Saving Technology

- Be an EMC Agent
- Compensation Package
- Local Service
- The Right Products
- Time-Saving Technology
- Website Services
- Loss Control Services

Time-Saving Technology

EMC realizes the value of providing online services to help you manage your day-to-day business and make the most of your time. We offer a wide range of information and convenient, secure services through our agent website, Agent Access. EMC also offers the latest in real-time and download technology, providing a single workflow for servicing and quoting your clients and updating your agency management system with the most current information.

EMC Insurance Group Inc.

Time-Saving Technology

AGENCY RELATIONS
EMC strives to provide exceptional service and efficient online services, and is also a leader in real-time and download technology.

EMC Insurance Companies
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emcins.com
Welcome
EMC Agents
Agent Access is the place you can count on to access your accounts and do business quickly and efficiently with EMC.
Seven Lines, One Online Package
EMC's online quote system on Agent Access now provides a full range of commercial quote options with the addition of property, general liability and inland marine lines. Added to our existing quote options of businessowners, business auto, workers' compensation* and businessowners umbrella, commercial online quote gives you an easy and convenient way to quote all of your small to midsize accounts online.
Learn more »

EMC® Insurance Group Inc.

Quick, Efficient Business

Our secure, online environment for agents lets them conduct business quickly and efficiently, from submitting an online quote to reporting claims to viewing past due account reports.
AGENCY RELATIONS

Agency Testimonials

AGENCY RELATIONS
A Winning Website
“I can tell you, as insurance websites go, yours in one of the nicest I have ever had the pleasure to work with.
You’ve definitely got a winner here. From an administrative point of view, it is awesome. Very easy to figure out, even when I logged in the first time. Everything was very logical, clearly accessible and it made sense! I work with over a hundred insurance websites and I only wish I could send your website design people to visit a lot of them and show them how a great website should work.
The ease with which I was able to add the different roles to our employees was truly appreciated. From large commercial to small business, to risk management, to claims, to accounting, each role was spelled out clearly and, again, it made sense. I can already see that our producers are going to have no problems working with your site, as I noticed several very handy tools to assist them. Our claims and accounting people are going to appreciate the parts of your website that allow them to do their jobs with less work on their parts.
Thanks you very much for providing us with a clean and extremely efficient website to use. We are looking forward to doing a lot of business with your company.”
 Rosanna I, Krenn
 Web Portal & Online Administration
 Henderson Brothers, Inc.
 Pittsburgh, Pennsylvania

Agency Testimonials

AGENCY RELATIONS
Ease and Efficiency
“The new EMC site is a perfect example of what we expect from the companies we represent - a comprehensive and easy-to-navigate experience for our agency and customers.
What impresses us most about the new EMC site is its maneuverability. It’s easy for us to get to the information we need - marketing manuals, policy snapshots complete with endorsements and forms, and loss control information. The online training and certification is something we have been looking to proved to customers, and we are happy to direct them to emcins.com for this valuable service.
We may not access company sites on a daily basis and often times, when we return to those sites, it’s difficult for us to remember how to navigate them. This will not be the case with emcins.com. It’s clean, simple to understand and will be a welcome asset to improving the efficiency of our agency.”
 Amy W. Smith, CPCU, CIC, AU
 Vice President
 Ross & Yerger Insurance, Inc.
 Jackson, Mississippi

Agency Testimonials

AGENCY RELATIONS
Design and Function
“We use our agency website to market the resources of Van Wyk Corporation, but we depend on our carriers’
sites to help us service that business. The new EMC website will be of tremendous value in responding to our customers’ needs.
Go to emcins.com and you’ll see what I mean:
•The clean look of the home page makes it simple to quickly locate the information you need
•The choice of soothing colors makes this site easy on your eyes
•Go from page to page and you’ll soon realize how effortlessly you can navigate through the new site
From design to functionality, EMC has done an outstanding job of streamlining every aspect of the website, which streamlines our agency’s ability to serve our EMC policyholders.”
 Max Van Wyk
 Chief Executive Officer
 Van Wyk Corporation
 Grand Rapids, Michigan

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Loss Control Services
Managing risk is imperative to reducing losses and controlling costs. EMC can help your business prevent many losses from occurring in the first place. Since 1926, EMC Insurance Companies has provided policyholders with expert evaluations, technical expertise and effective loss control solutions. Today, with the support of leading-edge technologies, our loss control team is one of the most sophisticated in the insurance industry.
View our Marketing Materials to learn more about EMC's loss control services.
For additional information, contact your local EMC branch office or email losscontrol@emcins.com.
Search Loss Control
Interested in a particular loss prevention or safety topic? Search EMC's Loss Prevention Information Manual and Tech Sheets by keyword.
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EMC® Insurance Group Inc.

Loss Control Services
AGENCY RELATIONS
EMC offers a wide range of
loss control services
to protect our commercial
customers from losses,
including an online training
system, loss prevention
information, industry
specific resources and
safety tools and resources.

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EMC Insurance Companies.
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Online Training
EMC's online training modules are easy-to-use resources that can help your employees work safer. The self-directed modules are delivered in short segments, reducing training downtime and allowing you to train your workers when it's convenient for you. You can even print quizzes to check your employees' understanding. These modules are provided to commercial policyholders at no cost—no matter how many times you use them or how many employees you need to train.
Online Training FAQs
Video Tutorials
Individual Online Training
Easily access online training and quizzes. All you need is your policy number.
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Training Certificates
Create certificates for employees who have successfully completed courses. It's quick and easy.
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EMC Online Training Management System
Let us help you keep track of your employees' safety training. To begin, designate and register your organization's primary administrator. Once registered, the administrator can start adding students and assigning training modules.
Administrators:
Administrator-level access allows you to register students, assign training, track student progress and access group reports.
REGISTER
LOG IN
Students:
Registered students can view assigned training and follow their progress online.
LOG IN

EMC. Insurance Group Inc.

Online Training

AGENCY RELATIONS
EMC’s online training
system allows managers to
administer training at their
convenience and track
employee progress.

EMC Insurance Companies.
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Home > Agents > Experienced Staff

- Be an EMC Agent
- Compensation Package
- Local Service
- The Right Products
- Time-Saving Technology
- Website Services
- Loss Control Services
- Claims Philosophy
- Experienced Staff
- FAQs

Experienced Staff

You can count on us to provide the kind of top-notch service that can only come from knowledgeable, well-trained employees. Many of our employees have worked at EMC for more than 10 years and have earned industry-respected designations. We also encourage continuous improvement by providing our employees with numerous internal training and education opportunities.

Our high employee retention rate allows you to develop long-term, familiar relationships with your EMC underwriter and other representatives. We get to know you so we can offer a level of personalized service that's hard to beat.

EMC Insurance Group Inc.

Experienced Staff

AGENCY RELATIONS
EMC’s high employee retention rate and dedication
to professional development and continuing
education for employees means our customers can
count on a highly experienced staff.

Vice President -
Appointed Actuary

EMC® Insurance Group Inc.

Kelvin B. Sederburg

Actuarial Perspective: Loss/LAE Reserves

• Reserving Philosophy
• Loss Reserving Methodology
• Reserve Adequacy
• EMCI vs. Industry Loss Development
• Composition of Accident Year Reserves
• Distribution of Bulk IBNR Reserves
ACTUARIAL REVIEW

Reserving Philosophy

Consistency of Focus and Execution
Focus:
• Consistent Level of Overall Reserve Adequacy
Execution:
• Consistent approach to reserving reported claims
• Consistent actuarial evaluations of reserve adequacy
• Consistent allocation of Bulk Reserves to Accident
 Quarter
ACTUARIAL REVIEW

Loss Reserving Methodology - Direct

ACTUARIAL REVIEW
1. Claims department establishes individual case reserves.
2. Overall bulk reserve level established on basis of
 actuarial reserve evaluations.
3. Bulk reserves allocated to accident years on basis of
 consistent methodology.
4. Allocated accident year bulk reserves added to accident
 year individual case reserves.
5. Accident year reserve levels are NOT determined by
 “explicit” or “targeted” accident year “loss picks”.

Indicated Adequacy VS Developed Adequacy
EMC Insurance Group Inc.

$ millions
90
80
70
60
50
40
30
20
10
0
-10
-20
67
45
68
66
76
57
64
49
66
45
69
-12
-13
-6
-8
-3
-10
2004
2005
2006
2007
2008
2009
Calendar Year
High Estimate
Low Estimate
Actual Development

EMC Insurance Group Inc.

Loss and LAE Reserve Adequacy

ACTUARIAL REVIEW

EMC Insurance Group Inc.
AM Best Commercial Casualty Composite
% of Original Reserves
40%
30%
20%
10%
0%
-10%
-20%
-30%
1.3%
24.9%
2.7%
35.1%
7.0%
31.9%
5.4%
15.1%
0.7%
7.8%
-14.8%
-8.8%
-20.2%
-20.8%
-20.5%
-17.2%
-18.4%
-12.3%
-16.3%
-6.6%
-15.0%
-1.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Accident Year

EMC Insurance Group Inc.

Development of Accident Year Reserves
through 12/31/20091

Standard Deviation
EMC Group Inc: 11.2%
Industry Peers2: 19.9%
1 1998 & 1999 Development as of 12/31/2007
2 A M Best Commercial Casualty Composite
ACTUARIAL REVIEW
Average Developed Adequacy
EMC Group Inc: +8.0%
Industry Peers2 : -4.4%

EMC Insurance Group Inc. @12/31/09
120.0
100.0
80.0
60.0
40.0
20.0
0.0
$ Millions
Accident year 2009
percentage of total loss
reserves: 34%
2005
2006
2007
2008
2009
Accident Year
Individual & Bulk Case
IBNR

EMC Insurance Group Inc.

Accident Year Direct Loss Reserves
ACTUARIAL REVIEW

11.0%
3.0%
6.0%
10.0%
19.0%
51.0%
2004 & Prior
2005
2006
2007
2008
2009

EMC Insurance Group Inc.

Direct IBNR Loss Reserves
Distribution by Accident Year @ 12/31/2009
ACTUARIAL REVIEW

Direct Reserves as Percentage of Direct Earned Premium at Current Rate Level

140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
94.8% 97.1% 92.8% 92.5% 89.8% 92.0% 103.7% 128.9% 130.7% 131.6% 126.0% 126.2% 119.8%
66.7% 68.0% 63.8% 63.5% 59.8% 59.5% 65.1% 82.6% 81.4% 79.8% 74.6% 76.5% 73.4%
17.0% 17.2% 16.7% 17.0% 16.8% 18.2% 20.8% 26.7% 27.3% 27.9% 27.2% 26.4% 25.5%
11.1% 11.9% 12.3% 12.1% 13.1% 14.3% 17.8% 19.5% 22.0% 23.8% 24.2% 23.3% 20.9%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Year-end
IBNR
LAE
Case (incl Bulk)
Total

EMC Insurance Group Inc.

Reserves
ACTUARIAL REVIEW

$600
$580
$560
$540
$520
$500
$480
$460
$440
$420
$400

	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009
HIGH ESTIMATE	516	521	529	545	539
SELECTED HIGH	496	509	513	527	522
SELECTED LOW	457	461	481	498	480
LOW ESTIMATE	435	439	457	476	461
CARRIED RESERVES	503	515	521	541	530

EMC® Insurance Group Inc.

Indicated Reserve Adequacy

($ in millions)
ACTUARIAL REVIEW

Scott R. Jean
Vice President -
Chief Actuary

Latest Available (2009)
300.0
250.0
200.0
150.0
100.0
211.6
280.6
A.M. Best Commercial Casualty Composite
EMC (Consolidated)

EMC® Insurance Group Inc.

ACTUARIAL REVIEW
Best’s Capital Adequacy Ratio

Source: A. M. Best
Adjusted Policyholder Surplus
Net Required Capital

AM Best Rating: A-

9%
30%
22%
0%
39%
<200
201-250
251-275
276-300
>300

AM Best Rating: A

17%
21%
21%
32%
9%
<200
201-250
251-275
276-300
>300

EMC Insurance Group Inc.

ACTUARIAL REVIEW
Best’s Capital Adequacy Ratio

EMC BCAR: 67th Percentile of A Rated
Companies
Includes Group or un-affiliated singles with >$250,000 of premium and a BCAR between 100 and 998
EMC BCAR: 78th Percentile of A- Rated
Companies

40%
30%
20%
10%
0%
-10%
-20%
Softer Market
Hard Market
Soft Market
Harder Market
Flat Market
Extreme Market
Spring 2000
Fall 2000
Spring 2001
3rd Qtr. 2001
4th Qtr. 2001
1st Qtr. 2002
2nd Qtr. 2002
3rd Qtr. 2002
4th Qtr. 2002
1st Qtr. 2003
2nd Qtr. 2003
3rd Qtr. 2003
4th Qtr. 2003
1st Qtr. 2004
2nd Qtr. 2004
3rd Qtr. 2004
4th Qtr. 2004
1st Qtr. 2005
2nd Qtr. 2005
3rd Qtr. 2005
4th Qtr. 2005
1st Qtr. 2006
2nd Qtr. 2006
3rd Qtr. 2006
4th Qtr. 2006
1st Qtr. 2007
2nd Qtr. 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010
2ndQtr 2010

EMC® Insurance Group Inc.

Market Barometer
6/30/2010
ACTUARIAL REVIEW
Source: MarketScout

Seven Major Lines of Direct Business
Manual Rates and Underwriting Mods
50%
40%
30%
20%
10%
0%
4.7%
14.2%
31.5%
40.3%
42.8%
39.4%
33.1%
26.4%
19.6%
18.9%
17.3%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010*

EMC® Insurance Group Inc.

ACTUARIAL REVIEW
Countrywide Cumulative Rate Changes

*Projected

-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
EMC
Industry Average

EMC Insurance Group Inc.

June 2010 vs. June 2009
Business Owners
Commercial Property
Workers’ Compensation
General Liability
Commercial Auto
Home Owners
Personal Auto
+2.5%
+2.0%
-1.4%
-2.6%
 -0.8%
  0.0%
Estimated Changes in Rate Levels on P&C
Insurance Policies
ACTUARIAL REVIEW
Sources for Industry Data: Market Scout and Conning

New Personal
New Commercial
Renewal Personal
Renewal Commercial
$ in thousands
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$2,582
$23,854
$20,536
$115,611
$4,000
$23,588
$21,225
$115,847
2009
2010
June 2010 vs. June 2009

EMC Insurance Group Inc.

P&C Insurance Segment Written Premiums

FINANCIAL REVIEW
Note: Direct business only; excludes assumed
and ceded premiums.
New premium year over year: 4% increase

Seven Major Lines of Direct Business
Annual Trend: 2007 - 2010

4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-2.0%
3.0%
0.9%
Frequency
Severity
Loss Costs

EMC Insurance Group Inc.

ACTUARIAL REVIEW
Loss Trends

Seven Major Lines of Direct Business
2011 Forecast
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.0%
3.0%
4.0%
Frequency
Severity
Loss Costs

EMC Insurance Group Inc.

ACTUARIAL REVIEW
Loss Trends

Total Storms
Large Hail
Damaging Wind
Tornados
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Number of Storms
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Source: Storm Prediction Center and SNL Financial

EMC Insurance Group Inc.

ACTUARIAL REVIEW
Storm Prediction Center
Severe Storms

Total Storms
Large Hail
Damaging Wind
Tornados
1,200
1,000
800
600
400
200
-
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

EMC Insurance Group Inc.

ACTUARIAL REVIEW
Storm Prediction Center
EMC Premium Weighted Storms
Source: Storm Prediction Center and SNL Financial
Storm counts by individual state were weighted with
EMC state level property premium to arrive at the
EMC Premium Weighted Storm counts displayed on
this slide.

Total Storms
Large Hail
Damaging Wind
Tornados
1,000
900
800
700
600
500
400
300
200
100
-
2001-2005
2002-2006
2003-2007
2004-2008
2005-2009

EMC Insurance Group Inc.

ACTUARIAL REVIEW
Storm Prediction Center
EMC Premium Weighted Storms
5 Year Trends
Source: Storm Prediction Center and SNL Financial
Storm counts by individual state were weighted with
EMC state level property premium to arrive at the
EMC Premium Weighted Storm counts displayed on
this slide.

Lisa A. Stange

Vice President - Investments
 & Treasurer

91.9%
8.1%
Bonds & Cash
Equities

EMC Insurance Group Inc.

INVESTMENTS
Invested Assets of $1.1 Billion
EQUITIES
Focus on lower volatility/ more
downside protection
5 yr avg portfolio ROR = -0.51%
5 yr avg S&P 500 ROR = -0.79%
BONDS & CASH
Effective Duration 5.6 yrs.
Yield of 5.12%
Avg Quality AA
As of 6/30/2010

Other
$10,049
1.0%
Municipal Bonds
$405,623
38.5%
U.S. Govt. Agencies
$128,914
12.2%
U.S. Treasuries
$4,907
0.5%
Short Term Securities
$56,267
5.3%
Corporate Securities
$241,446
22.9%
Equity Securities
$85,015
8.1%
Residential Mortgage
Backed Securities
$28,208
2.7%
Commercial Mortgage
Backed Securities
$93,041
8.8%

INVESTMENTS

EMC® Insurance Group Inc.

Investment Portfolio
As of June 30, 2010
Fair Values
($ in thousands)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$29,006
$30,970
$32,778
$29,702
$29,900
$40,696 *
$46,692
$48,482
$48,403
$47,759
$48,470
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

EMC Insurance Group Inc.

INVESTMENTS
Investment Income
$ in thousands
* Change in Pool Participation effective 1/1/2005
Projected

0.0%
0.0%
0.2%
0.5%
1.0%
1.2%
100%
90%
80%
70%
60%
50%
7.4%
92.4%
9.0%
88.4%
EMCI
P&C Industry*
NAIC 5&6: CCC to D
NAIC 4: B
NAIC 3: BB
NAIC 2: BBB
NAIC 1: AAA to A

- **Higher quality bond portfolio than the P&C industry**
- **Initial rating of A or better on new purchases**
- **No CDOs/CLOs or synthetic**

EMC Insurance Group Inc.

INVESTMENTS
Bond Quality vs. Industry - 12/31/2009
NAIC Ratings
*Source: SNL; 12/31/2009 data is most
recent available for industry

BAA
3.7%
BA and below
1.4%
A
24.5%
AAA
32.4%
AA
38.0%

*Moody's rating if available. Otherwise S&P.

EMC Insurance Group Inc.

Bond Quality*
as of June 30, 2010
INVESTMENTS

Non-Redeemable Preferred 9.9%
Financial Services 11.5%
Other 9.3%
Information Technology 19.4%
Industrials 8.9%
Consumer Discretionary 11.8%
Energy 8.8%
Consumer Staples 7.9%
Healthcare 12.5%

EMC Insurance Group Inc.

INVESTMENTS
Equity Portfolio

As of June 30, 2010

Mark E. Reese
Senior Vice President &
Chief Financial Officer

Catastrophe and Storm Losses - $20.0 million ($14.9 million in 2009)
 • $0.99 per share after tax ($0.73 per share after tax in 2009)
Large Losses - $7.0 million ($7.5 million in 2009)
 • $0.35 per share after tax ($0.37 per share after tax in second quarter 2009)
Realized Investment Losses/Gains - $0.3 million ($7.7 million in 2009)
 • $0.02 per share after tax ($0.38 per share after tax in 2009)
Investment Impairment Losses - $1.9 million ($9.1 million in 2009)
 • $0.10 per share after tax ($0.45 per share after tax in 2009)
Premiums Earned - $188.8 million ($188.6 million in 2009)
GAAP Combined Ratio - 103.3 percent  (99.5 percent in 2009)
Net Operating Income - $1.02 per share ($1.34 per share in 2009)
Net Income - $1.00 per share ($0.96 per share in 2009)
Book Value - $27.62 per share ($23.22 at June 30, 2009)
First Six Months of 2010 - At a Glance
SHAREHOLDER VALUE

($ in thousands, except per share amounts)

	Year Ended December 31, 2006	2007	2008	2009	Six Months Ended June 30, 2009	2010
Revenues						
Premiums Earned	$ 391,615	$ 393,059	$ 389,318	$ 384,011	$ 188,553	$ 188,776
Investment Income, excl. Realized Gains	46,692	48,482	48,403	47,759	23,450	25,179
Other Income	527	544	626	755	351	427
Expenses						
Losses and Settlement Expenses	(228,452)	(247,839)	(294,265)	(248,749)	(118,941)	(127,195)
Acquisition and Other Expenses	(138,269)	(139,052)	(129,917)	(139,173)	(69,908)	(68,828)
Operating Income Before Taxes	$ 72,113	$ 55,195	$ 14,165	$ 44,603	$ 23,505	$ 18,359
Net Income (Loss)	$ 53,547	$ 42,478	$ (1,705)	$ 45,371	$ 12,771	$ 13,177
Net Income (Loss) Per Share	$ 3.91	$ 3.09	$ (0.13)	$ 3.44	$ 0.96	$ 1.00
Loss and Settlement Expense Ratio	58.3%	63.1%	75.6%	64.8%	63.1%	67.4%
Expense Ratio	34.6%	34.5%	32.7%	35.4%	36.4%	35.9%
Combined Ratio	92.9%	97.6%	108.3%	100.2%	99.5%	103.3%
After-Tax Impact Per Share:						
Catastrophe and Storm Losses	$ (0.69)	$ (1.02)	$ (2.44)	$ (1.55)	$ (0.73)	$ (0.99)
Development - Favorable	1.99	1.83	1.70	2.39	1.50	1.36
Impairment Losses	(0.04)	(0.06)	(1.48)	(0.50)	(0.45)	(0.10)
Total	$ 1.26	$ 0.75	$ (2.22)	$ 0.34	$ 0.32	$ 0.27

FINANCIAL REVIEW
EMC Insurance Group Inc.

Selected Financial Results

TOTAL SHAREHOLDER RETURN (6/30/2000 TO 6/30/2010)
(Stock Appreciation Plus Dividends)

Donegal Group
599.4%
Zenith National Insurance Corp
319.4%
EMC Insurance Group Inc.
245.9%
United Fire & Casualty Co
217.7%
Harleysville Group
148.1%
American Financial Group
104.0%
Selective Insurance Group
97.5%
Travelers Companies Inc.
87.6%
State Auto Financial Corp.
50.9%
Cincinnati Financial Corp.
27.7%

EMC Insurance Group Inc.

Source: Bloomberg
The Company has paid 115 consecutive quarterly dividends
since the Company’s inception in 1982; current quarterly
dividend is $0.18 per share.
Peer Comparison of
Returns to Shareholders
SHAREHOLDER VALUE

10.3% CAGR (2000-2007)
7.9% CAGR (2000-2009)
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$13.14
$12.40
$13.84
$15.72
$16.84
$19.20
$22.44
$26.15
$21.32
$26.11
$27.62
$12.51
$11.73
$12.59
$13.78
$14.78
$17.33
$20.62
$23.04
$22.07
$24.89
$25.54
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 June
Book Value
Book Value excluding Accum. Other Comp. Income

EMC Insurance Group Inc.

Book Value Per Share
SHAREHOLDER VALUE
* 10/20/2004 follow-on stock offering resulted in an increase of 2,000,000 shares of common stock and an increase in additional paid-in capital of $32,890,058.
*
 Annual Growth 4.3% -5.6% 11.6% 13.6% 7.1% 14.0% 16.9% 16.5% -18.4% 22.5%
June

Commercial Lines Excluding Bonds

Commercial Lines Excluding Bonds
100.0%
80.0%
60.0%
84.2%
84.4%
87.2%
87.1%
88.6%
87.8%
87.2%
86.5%
85.0%
84.4%
83.0%
82.8%
85.5%
86.1%
86.2%
86.7%
86.2%
85.5%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Personal Property

Personal Property
100.0%
80.0%
60.0%
79.3%
84.7%
83.9%
85.2%
85.9%
85.9%
86.0%
85.8%
84.9%
84.9%
83.7%
81.5%
82.1%
82.2%
84.4%
85.8%
86.6%
85.7%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

EMC Insurance Group Inc.

Retention Ratios
NOTE: At 06/30/2010, Commercial Lines
retention, excluding bonds, was 86% and
Personal Lines retention was 84.4%.
FINANCIAL REVIEW

Cat & Storm Losses
Combined Ratio Excluding Cat & Storm Losses
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
5.6%
109.6%
4.1%
109.4%
8.8%
103.6%
3.1%
98.2%
6.0%
93.8%
5.6%
98.6%
6.1%
88.6%
4.2%
88.6%
5.9%
90.9%
13.5%
95.6%
8.2%
92.1%
10.6%
92.7%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010*

EMC. Insurance Group Inc.

GAAP Combined Ratios
*Note: As of June 30, 2010
FINANCIAL REVIEW
Total
Combined Ratio
115.2%  113.5%  112.4%  101.3%  99.8%  104.2%  94.7%  92.8%  96.8%  109.1%  100.3%  103.3%

16.0%
12.0%
8.0%
4.0%
0.0%
-4.0%
-8.0%
-12.0%
4.3%
3.3%
-3.0%
3.9%
10.1%
11.9%
8.5%
-0.1%
-5.6%
-4.7%
-1.6%
4.5%
11.6%
6.0%
0.2%
12.4%
6.5%
4.7%
1.3%
6.9%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

EMC Insurance Group Inc.

COMPANY OVERVIEW
Source: Company statutory filings and A.M. Best.
 EMC Insurance Group has outperformed the property and casualty insurance industry annually on a statutory basis by an average of 4.1 percentage points since 1990.
Total Loss Ratio includes Loss Ratio and LAE Ratio
Reserve Strengthening
Heavy Midwest storms
Hurricane Andrew
Average 4.1%
Record Midwest Storms
Significantly Lower Total Statutory Loss Ratio

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Net Income (Loss)
Net Income (Loss) Excluding OTTI
$0.21
($0.19)
$1.64
$1.42
$1.87
$1.78
$1.17
$1.10
$3.16
$3.16
$3.95
$3.91
$3.15
$3.09
$1.35
($0.13)
$3.94
$3.44
$1.10
$1.00
2000*
2001*
2002
2003
2004
2005
2006
2007
2008
2009
2010

EMC Insurance Group Inc.

FINANCIAL REVIEW
Net Income (Loss) Per Share
* Other-than-temporary impairments (OTTI) were not reportable before 2002
June

Net Operating Income (Loss) Per Share

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
Net Operating Income (Loss)
Net Operating Income Excl. Cat & Storm Losses
$0.62
$1.08
$2.07
$2.90
$1.88
$4.14
$4.39
$3.93
$3.49
$4.10
$2.01
$0.12
$(0.24)
$1.60
$1.71
$0.87
$2.98
$3.70
$2.91
$1.05
$2.55
$1.02
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

EMC® Insurance Group Inc.

FINANCIAL REVIEW
June

GAAP Combined Ratio
Net ROE
Operating ROE
Average Net ROE (1999-2009)
Combined Ratio
ROE
120%
115%
110%
105%
100%
95%
90%
21%
18%
15%
12%
9%
6%
3%
0%
-3%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

EMC Insurance Group Inc.

EMCI Historical Results/Returns
SHAREHOLDER VALUE
8.3%
 Net ROE -0.5% 1.6% -1.5% 10.8% 12.0% 6.4% 17.5% 18.8% 12.7% -0.5% 14.5% 7.5%
*Annualized as of June 30, 2010
 Op ROE -0.6% 0.9% -1.8% 12.2% 11.6% 5.1% 16.5% 17.8% 12.0% 4.4% 10.8% 7.6%
NOTE: Net ROE equals net income for the periods presented divided by average stockholders’
equity for the year-to-date period, and the return in annualized if necessary.; Operating ROE substitutes operating income for net income in the calculation.

Combined Ratio
ROE
120%
115%
110%
105%
100%
95%
90%
21%
18%
15%
12%
9%
6%
3%
0%
-3%
2008
2009
2010
GAAP Combined Ratio
Net ROE
Operating ROE
Average Net ROE (1999-2009)
Excluding Excess Cat & Storm Losses
Combined Ratio
ROE
120%
115%
110%
105%
100%
95%
90%
21%
18%
15%
12%
9%
6%
3%
0%
-3%
2008
2009
2010
GAAP Combined Ratio Excluding Excess Cat & Storm Losses
Net ROE Excluding Excess Cat & Storm Losses
Operating ROE
Average Net ROE (2008-2010) Excluding Excess Cat & Storm Losses
Average Net ROE (1999-2009) Excluding Excess Cat & Storm Losses

EMC Insurance Group Inc.

Note: Average cat & storm losses as a percent of earned premium for the period 1999-2009 was 6.6%. Excluding the excess cat & storm losses incurred in 2008, 2009 and 2010, the results and returns are as follows:
EMCI Historical Results/Returns
SHAREHOLDER VALUE
8.3%
Net ROE -0.5% 14.5% 7.5%*
10.1%
Net ROE 4.8% 15.3% 10.2%*
*Annualized as of June 30, 2010
 8.9%
Op ROE     4.4% 10.8% 7.6%*
Op ROE    9.6% 11.7% 10.3%*

($ in thousands)	Year Ended December 31, 2005	2006	2007	2008	2009	Six Months Ended June 30, 2010	CAGR% 2005 - 2009
Invested Assets	$ 949,809	$ 1,001,319	$ 1,037,710	$ 965,166	$ 1,045,218	$ 1,053,420	2.4%
Total Assets	1,113,682	1,206,159	1,202,713	1,108,099	1,165,788	1,163,023	1.1%
Total Debt	36,000	36,000	25,000	25,000	25,000	25,000	-8.7%
Total Equity	261,883	308,294	360,352	282,916	342,418	361,262	6.9%
Statutory Surplus	259,026	310,280	344,260	284,492	327,244	328,289	6.0%
Book Value Per Share	19.20	22.44	26.15	21.32	26.11	27.62	8.0%

EMC® Insurance Group Inc.

Selected Balance Sheet Amounts
FINANCIAL REVIEW

Balance Sheet
June 30, 2010
• Investments
 – $1.1 billion invested assets
 – 86.6% fixed maturity securities (based on amortized cost)
 • 98.6% investment grade
 • Effective duration : 5.60 years
 • Annualized yield on bond portfolio and cash: 5.12%
 – 5-yr average total rate of return on equity portfolio: - 0.51%
 • 5-yr average S&P 500 total rate of return: - 0.79%
• Loss and Settlement Expense Reserves
 – Quarterly internal actuarial reviews
 – Any necessary adjustments are made on a timely basis
• Debt
 – Only debt is $25 million of surplus notes issued by the property and casualty insurance subsidiaries to Employers Mutual - annual interest rate of 3.60%
FINANCIAL REVIEW

Projected Underwriting Loss	$ (1.27)
Projected Investment Income	3.73
Projected Other Income (Loss)	(0.11)
Projected Interest Expense	(0.07)
Projected Operating Income	2.28
Taxes (22.4% Effective Rate)	0.51
Projected Net Operating Income	$ 1.77

Calculation is based on achieving a GAAP combined ratio of 104.3%; Cat load is 8.3% for the pool and 9.4% overall; case loss reserve development load is -3.5%. Development on IBNR and settlement expense reserves is not projected.

EMC® Insurance Group Inc.

2010 Guidance
FINANCIAL REVIEW
Operating Income of $1.65 to $1.90 per share

Investment Highlights
• Access to a large capital base and a diversified book
 of business through participation in the EMCC pool
• Regional, decentralized operating structure (Midwest focus)
• Proven ability to deliver attractive returns to shareholders:
 – Compound annual total shareholder return of
 13.2% over the past ten years and 10.0% over the past twenty years*
 – Dividend yield of 3.29 percent as of 6/30/2010
• Conservative balance sheet
• Experienced senior management team
FINANCIAL REVIEW
* Source: Bloomberg

Thank You!